DELAWARE POOLED TRUST

The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II

Supplement to the Portfolios' Prospectus
dated February 28, 2006

Effective May 8, 2006, Babak Zenouzi will assume primary responsibility for making the day-to-day investment decisions for The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II. The following disclosure amends the section entitled "Management of the Fund - Fund Officers and Portfolio Managers" for the Portfolios.

Babak Zenouzi has primary responsibility for making day-to-day investment decisions for The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II. When making investment decisions for these Portfolios, Mr. Zenouzi regularly consults with Damon J. Andres.

Babak (Bob) Zenouzi
Senior Vice President/Senior Portfolio Manager - The Real Estate Investment Trust Portfolios
Mr. Zenouzi rejoined Delaware Investments in May 2006. Mr. Zenouzi previously worked at Delaware Investments from 1992 to 1999, where he served as a portfolio manager. He returned to the firm to lead the REIT group, including the team, its products and process, and to serve as lead portfolio manager for the firm's Dividend Income products, which he was instrumental in creating. Mr. Zenouzi worked at Chartwell Investment Partners (Chartwell) from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell's Small Cap Value Fund. Previously, he held several positions in accounting and financial analysis with The Boston Company. Mr. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres
Vice President/Senior Portfolio Manager - The Real Estate Investment Trust Portfolios
Mr. Andres earned a BS in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management team since 1997.

The date of this Supplement is May 5, 2006.